      As filed with the Securities and Exchange Commission on April 16, 1999

                                                           File Nos. 333-50529;
                                                                      811-08759

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    / X /
                                                                            ---
     Pre-Effective Amendment No. __                                        /   /
                                                                            ---
     Post-Effective Amendment No. 3                                        / X /
                                                                            ---
REGISTRATION STATEMENT UNDER THE INVESTMENT
          COMPANY ACT OF 1940                                              / X /
                                                                            ---
     Amendment No. 5                                                       / X /
                                                                            ---
                       BARR ROSENBERG VARIABLE INSURANCE TRUST
                  (Exact Name of Registrant as Specified in Charter)


                     c/o AXA Rosenberg Investment Management LLC
                            Four Orinda Way, Building E
                                 Orinda, CA 94563

                 (Address of Principal Executive Offices) (Zip code)

                                    925-254-6464
                 (Registrant's Telephone Number, including Area Code)


     Name and address
     of agent for service:         Copies to:
     --------------------          ---------
     Kenneth Reid                  J.B. Kittredge, Esq.
     AXA Rosenberg Investment      Ropes & Gray
        Management LLC             One International Place
     Four Orinda Way               Boston, MA 02110-2624
     Building E
     Orinda, CA 94563

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


It is proposed that this filing will become effective:

/ X / Immediately upon filing pursuant to paragraph (b)
 ---
/   / On _________ pursuant to paragraph (b)
 ---
/   / 60 days after filing pursuant to paragraph (a)(1)
 ---
/   / On _________ pursuant to paragraph (a)(1)
 ---
/   / 75 days after filing pursuant to paragraph (a)(2)
 ---
/   / On _________ pursuant to paragraph (a)(2)
 ---

If appropriate, check the following box:
/   / This post-effective amendment designates a new effective date for a
 ---  previously filed post-effective amendment.

NOTE: This Amendment relates solely to shares of beneficial interest in the Barr Rosenberg VIT Market Neutral Fund. Information contained in the Registration Statement relating to the other series of the Registrant is neither amended nor superseded hereby.

                       BARR ROSENBERG VARIABLE INSURANCE TRUST


                        BARR ROSENBERG VIT MARKET NEUTRAL FUND


                                  3435 STELZER ROAD
                                 COLUMBUS, OHIO 43219
                                    1-925-254-6464
                                    APRIL 16, 1999


     The Barr Rosenberg VIT Market Neutral Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies designed to maintain limited net exposure to stock market risk. The Fund's investment adviser is AXA Rosenberg Investment Management LLC. We are offering shares of the Fund exclusively for sale to insurance company separate accounts.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

PRINCIPAL INVESTMENT STRATEGIES. . . . . . . . . . . . . . . . . . . . . .    4

PRINCIPAL RISKS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

PERFORMANCE INFORMATION FROM THE ADVISER'S OTHER
MARKET NEUTRAL ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . .    8

THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY. . . . . . . . . . . . . . . .   10

FUND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

HOW THE FUND PRICES ITS SHARES . . . . . . . . . . . . . . . . . . . . . .   16

PURCHASING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .   17

REDEEMING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .   17

DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . . . .   19

                                 RISK/RETURN SUMMARY


INVESTMENT OBJECTIVE


     The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies designed to maintain limited net exposure to stock market risk.


SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES


     The Fund seeks to achieve its investment objective by buying stocks that its investment adviser believes are undervalued and by "selling short" stocks that its investment adviser believes are overvalued. The Fund invests only in stocks that are principally traded in the markets of the United States.


     By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of general U.S. stock market movements. Because the Fund uses long and short positions in this way, the Fund expects that its shares will increase in value if its long portfolio outperforms its short portfolio. By contrast, the Fund expects that its shares will decline in value if its short portfolio outperforms its long portfolio.


SUMMARY OF PRINCIPAL RISKS


     As with any stock mutual fund, you may lose money if you invest in the Fund. The principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment include:


- MANAGEMENT RISK. Although the Fund's investment strategy seeks to limit the risk associated with investing in the equity market, an investment in the Fund will be subject to various risks, including the risk of poor stock selection by the investment adviser. Because the investment adviser could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.


- PORTFOLIO RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that the Fund's investment adviser will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization or other risk factors.


- RISK OF SHORT SALES. This is the risk that the Fund will incur a loss by buying a stock at a higher price than the price at which the Fund previously sold the security short.

PERFORMANCE INFORMATION


     The Fund has not yet begun operation and therefore has no performance history.


                           PRINCIPAL INVESTMENT STRATEGIES


     The investment objective of the Fund is to seek to increase the value of your shares while maintaining limited net exposure to general equity market risk. The Fund seeks a total return greater than the return on 3-month U.S. Treasury Bills. The Fund attempts to achieve its objective by taking long positions in stocks principally traded in the markets of the United States that the Fund's investment adviser, AXA Rosenberg Investment Management LLC (the "Adviser"), has identified as undervalued and short positions in such stocks that the Adviser has identified as overvalued. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on the Fund's performance. It is expected that the Fund can achieve a positive return if the Fund's long portfolio outperforms its short portfolio. Conversely, it is expected that the Fund will incur losses if the Fund's long portfolio underperforms its short portfolio. The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.


     The Fund seeks to construct a diversified portfolio that has limited net exposure to the U.S. equity market generally and to specific industries, specific capitalization ranges and other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small capitalization stocks and smaller mid-capitalization stocks. For purposes of the preceding sentence, the 200 stocks principally traded in the markets of the United States with the largest market capitalizations are considered large capitalization stocks, the next 800 largest stocks are considered mid-capitalization stocks and all other stocks are considered small capitalization stocks. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.


     The Adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. The Adviser attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.


     To meet margin requirements related to short sales or redemption requests, or for investment purposes, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (i.e., rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors

Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing.


     The Fund's long and short positions may involve without limit equity securities of foreign issuers that are principally traded in the markets of the United States. See "Principal Risks - Special Risks of Foreign Investments." The Fund will not invest in equity securities that are principally traded outside of the United States.


                                   PRINCIPAL RISKS


INVESTMENT RISKS


     The value of Fund shares may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors. Investment in shares of the Fund is more volatile and risky than some other forms of investment. Also, the Fund's long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared to other stock mutual funds.


     Although the Fund's investment strategy seeks to minimize the risk associated with investing in the equity market, an investment in the Fund will be subject to various risks, including the risk of poor stock selection by the Adviser. The Adviser may fail to purchase and sell short different stocks such that the long positions outperform the short positions. Also, the Adviser may fail to construct a portfolio that has limited exposure to general equity market risk or that has limited exposure to specific industries, specific capitalization ranges and certain other risk factors.


     An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.


RISKS OF SHORT SALES


     When the Adviser believes that a security is overvalued, it may sell the security short by borrowing it from a third party and selling it at the then current market price. The Fund will incur a loss if the price of the borrowed security increases between when the Fund sells it and when the Fund replaces it. The Fund may gain if the price of the borrowed security decreases during that period of time. The Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price.

     During the time the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at its then market value or "buy in" by paying the lender an amount equal to the price required to purchase the security to close out the short position. The Fund's gain on a short sale is limited by the price at which it sold the borrowed security. By contrast, its loss on a short sale is limited only by the maximum attainable price of the security less the price at which it was sold.


     Short sales also involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss for the Fund will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.


     Until the Fund replaces a borrowed security, it will maintain daily a segregated account with its Custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segregated account plus any amount deposited as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if after giving effect to the sale the market value of all securities sold short would exceed 100% of the value of the Fund's net assets.


SPECIAL RISKS OF FOREIGN INVESTMENTS


     Although it invests only in securities principally traded in U.S. markets, the Fund may invest in stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that generally do not apply to investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. The Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

RISKS OF REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements, by which the Fund will purchase a security and obtain a simultaneous commitment from the seller to repurchase the security from the Fund at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price will exceed the purchase price and reflect an agreed-upon market rate which is unrelated to the coupon rate of the purchased security. Entering into repurchase agreements allows the Fund to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. If this happened, the Fund would try to exercise its legal rights, including possibly its right to sell the underlying security in the market. However, the Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, inability to enforce its rights, and enforcement-related expenses.


RISKS OF LENDING PORTFOLIO SECURITIES


     The Fund may lend its portfolio securities to broker-dealers. These loans will be secured by cash or U.S. Government securities at all times equal to or greater than the market value of the securities loaned. When the collateral is cash, the Fund may invest the cash collateral in interest bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. The borrower pays to the Fund any dividends or interest received on the securities loaned.


     Any voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund retains the right, however, to require the return of the borrowed securities at any time on reasonable notice. The Fund will exercise that right in order to regain its ability to vote on or consent to any matters which materially affect the investment. The Fund may also require the return of the borrowed securities in order to sell them. The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that the Adviser believes to be of relatively high credit standing.


RISKS OF ILLIQUID SECURITIES


     The Fund may purchase "illiquid securities," so long as no more than 15% of the Fund's net assets would be invested in such securities after giving effect to a purchase. These are securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at
which the Fund has valued them.   Because there is no consistent market demand
for illiquid securities, investment in illiquid securities carries the risk that the Fund may be forced to sell them at a discount from the last offer price.

PORTFOLIO TURNOVER


     Portfolio turnover related considerations will not limit or constrain the Adviser's investment decisions. The rate of the Fund's portfolio turnover may vary significantly from time to time depending on the volatility of economic and market conditions. Although the rate of portfolio turnover is difficult to predict, under normal circumstances the annual turnover rate of the Fund's portfolio should not exceed 150%. It is, however, impossible to predict portfolio turnover in future years. High portfolio turnover involves correspondingly greater brokerage commissions, dealer markup and other
transaction costs for the Fund.   Such costs will reduce the Fund's return.


RISK OF YEAR 2000 PROBLEMS


     Many services provided to the Fund depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Any failure of the service systems to process information properly could have an adverse impact on the Fund's operations and the services it provides to shareholders. The Adviser, Transfer Agent, Custodian, Administrator and certain other service providers to the Fund have reported that each is working toward minimizing the risks associated with the so-called "year 2000 problem." However, the Fund and the Adviser cannot be certain that they can correct the problem in all respects and that such problems will not adversely affect the Fund's operations and the services it provides to shareholders.


              PERFORMANCE INFORMATION FROM THE ADVISER'S OTHER MARKET
                                  NEUTRAL ACCOUNTS


     AXA Rosenberg Investment Management LLC also serves as adviser to other accounts (the "Market Neutral Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Fund. THE INFORMATION BELOW SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE FUND. The performance of the Fund may be higher or lower than the performance of the Market Neutral Accounts. The performance information shown below is based on a composite of all of the accounts of the Adviser and its predecessor with substantially similar investment objectives, policies and strategies as the Fund and has been adjusted to give effect to the estimated annualized expenses (without giving effect to any expense waivers or reimbursements) of the Fund during its first fiscal year. All but one of the Market Neutral Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If those Market Neutral Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, all but one of the Market Neutral Accounts were not subject to Subchapter M of the Internal Revenue Code. If those Market Neutral Accounts had been subject to Subchapter M, their performance might have been adversely affected. In addition, separate account fees and charges will be charged by the insurance company to investor accounts. These fees and charges would have adversely affected an investor's return on the Market Neutral Accounts.

     The following table compares the average annual total return for a composite of the Market Neutral Accounts with the average annual total return on 3-month U.S. Treasury bills. The table shows the returns for the one-year, three-year, five-year and since-inception periods ending December 31, 1998.


                           ONE-YEAR PERIOD        THREE-YEAR PERIOD      FIVE-YEAR PERIOD            PERIOD FROM
                               ENDING                  ENDING                 ENDING             FEBRUARY 28, 1989 TO
                          DECEMBER 31, 1998       DECEMBER 31, 1998     DECEMBER 31, 1998         DECEMBER 31, 1998
                          -----------------       -----------------     -----------------         -----------------
 Market Neutral
   Accounts. . . . . . .              2.59%                  14.21%                11.70%                        7.55%
 3-month U.S.
   Treasury Bills. . . .              4.96%                   5.10%                 5.02%                        5.31%


     An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not bear the risk of losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.


     The Adviser will reduce its management fee and bear certain expenses until further notice to limit the Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) to 2.00% of the Fund's average daily net assets. If this limitation were used in calculating the average annual total return of the composite of the Adviser's other market neutral accounts, the returns would have been 2.80%, 14.44%, 11.92% and 7.76% for the one-year, three-year, five-year and since-inception periods ending December 31, 1998.


     There have been three modifications to the Adviser's market neutral strategy since its inception in 1989. First, the Adviser's predecessor incorporated its Earnings Change Model and Investor Sentiment Model into its market neutral strategy in October 1992 and April 1993. The second change to the Adviser's market neutral strategy occurred in July 1995, when the Adviser's predecessor focused its strategy on medium and smaller capitalization companies. See "Principal Investment Strategies." Prior to such date, the Adviser's predecessor had applied its market neutral strategy to companies across the capitalization spectrum (i.e., large, medium and small capitalization companies). Since the inception of the market neutral strategy, however, the Adviser and its predecessor have maintained long and short positions of approximately the same dollar amount within a given capitalization sector. The Fund reserves the freedom to invest in stocks of companies of any capitalization to meet risk/return objectives and liquidity needs. The third enhancement to the Adviser's market neutral strategy occurred in approximately October 1998, when the Adviser's predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Near-Term Prospects Model. See "The Adviser's General Investment Philosophy
- Stock Selection." Despite the three enhancements to the Adviser's market neutral strategy since 1989, the Fund will have investment objectives, policies and strategies substantially similar to those of the Market Neutral Accounts.

                     THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY


INVESTMENT PHILOSOPHY


     The Adviser is a value investor. The Adviser believes that often the market price of a company's stock imperfectly reflects the company's fundamental value, that is, the actual present value of the company's expected future earnings. The market at times values some stocks above and others below their fundamental values. The Adviser believes that in time the market prices will move toward the fundamental values as investors gain more information about the inaccurately valued companies. Therefore, the Adviser believes that if the Adviser can correctly determine fundamental values before the market corrects for mispricing and apply a disciplined investment process to select those stocks that are undervalued (in the case of purchases) and overvalued (in the case of short sales), the Fund will outperform the benchmark over time.


     The premise of the Adviser's investment philosophy is that the price of a company's stock reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. The Adviser identifies and purchases those stocks which are undervalued (i.e., they are currently cheaper than similar stocks with the same characteristics) and engages in short sales with respect to those stocks that are overvalued (i.e., they are currently more expensive than similar stocks with the same characteristics). The Adviser believes that the market will recognize the "better value" and that the mispricing will be corrected as the stocks in the Fund's portfolio are purchased or sold by other investors.


     In determining whether or not a stock is attractive, the Adviser considers the company's current estimated fundamental value as determined by the Adviser's proprietary Appraisal Model and Near-Term Prospects Model. The Adviser identifies and causes the Fund to purchase an undervalued stock and to hold it in the Fund's portfolio until the market recognizes and corrects for the misvaluation. Conversely, the Adviser identifies and causes the Fund to sell short an overvalued stock.


DECISION PROCESS


     The Adviser's decision process operates through on-going research and portfolio management. The Adviser continually researches and analyzes the more than 12,000 securities in the global universe, both fundamentally and technically, and determines the risk characteristics of the benchmark. The Adviser optimizes each portfolio's composition, executes trades, and monitors performance and trading costs.


     The essence of the Adviser's approach is attention to important aspects of the investment process. Typically, this involves attention to the following considerations: (1) accurate and timely data on a large universe of companies;
(2) subtle methods through which to describe value and predict changes in value; and (3) insightful definitions of similar businesses. The Adviser collects, checks and structures the input data on which its investment models rely. The Adviser believes that if the data is correct, the recommendations made by the system will be sound.


STOCK SELECTION


     The Adviser's stock selection process begins with two analytical devices: the Appraisal Model and the Near-Term Prospects Model. The Appraisal Model analyzes a company's fundamental value as compared with other similar businesses. The Near-Term Prospects Model attempts to assess a company's potential for short-term earnings growth.


     The Adviser's Appraisal Model forms the heart of the fundamental valuation process. Through the Model, the Adviser analyzes companies in the United States and Canada in a single, unified model. The Appraisal Model discriminates where the two markets are substantially different and yet compares companies in the two markets according to their degrees of similarity. To maximize its basis for comparative valuation, the Adviser analyzes European and Asian companies (other than Japanese companies) in a nearly global model, including the United States and Canada but not Japan. Japanese companies are analyzed in an independent national model. To ensure meaningful comparisons, the Appraisal Model makes adjustments for the various accounting standards which apply in different markets.


          To determine the relative value of a stock, the Adviser compares similar companies. The Adviser believes that, in any group of similar companies, there are some that are overvalued, some that are undervalued, and some that are correctly valued by the market. The Adviser identifies the market's valuation errors by thoroughly analyzing fundamental company data. After identifying the valuation errors, the Adviser exploits both under- and overvaluations through purchases and short sales, respectively.


     The Appraisal Model classifies companies into one or more of 166 groups of "similar" businesses. The Model breaks down each company into its individual business segments and compares each segment with similar segments of other companies doing business in the same geographical market. In most cases, the comparison also includes companies with similar segments in different markets. The Adviser uses available data to appraise the company's assets, operating earnings and sales within each business segment. The Adviser then integrates the segment appraisals into balance sheet, income statement and sales valuation models for the total company. In doing so, it adjusts the segment appraisals to include appraisals for variables which apply only to the total company, such as taxes, capital structure, and pension funding. The result is a single valuation for each of the companies followed.


     The Adviser's Near-Term Prospects model attempts to predict the earnings growth of companies over a one-year period. It examines measures of company profitability and investor sentiment towards a company such as broker recommendations, analyst earnings estimates and the company's prior market performance. The Adviser combines the results of this Model with the results of the Appraisal Model to measure the attractiveness of a stock for purchase or sale.

OPTIMIZATION


     The Adviser's portfolio optimization system attempts to construct a Fund portfolio that will outperform the Fund's benchmark, while maintaining portfolio risk characteristics similar to those of the benchmark. The optimizer simultaneously considers both the results of the Adviser's stock selection models and the applicable risk in determining the benefit to a portfolio of a particular transaction. No transaction will be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.


TRADING


     The Adviser's trading system aggregates the transactions which the stock selection models have recommended for the Fund. It then determines whether the Fund should follow each recommendation in light of the particular stock's liquidity, the expected transaction costs, and general market conditions. It then relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.


     The network arrangements the Adviser has developed with Instinet Matching System (IMS), Portfolio System for Institutional Trading (POSIT), the Arizona Stock Exchange (AZX), and Optimark Trading System (OPTIMARK) allow the Fund to trade large volumes of stock at one time with little or no price disturbance and low commission rates.


     Accommodative trading, also known as the Adviser's "match system," allows institutional buyers and sellers of stock to present electronically lists of stocks that interest them to the Adviser each morning. Any matches between the interest lists and the Adviser's own recommended trades are signaled to the Adviser's traders. Because the broker is doing agency business and has a client on the other side of the trade, the Adviser expects that the other side will be accommodative in the price. The Adviser's objective in using this match system is to execute most trades on the Adviser's side of the bid/ask spread so as to minimize market impact.


     Package trades allow the Adviser to trade large lists of orders simultaneously using state-of-the-art tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include increased speed of execution, low commissions, anonymity and very low market impact.


     The Adviser continuously monitors trading costs to determine the impact of commissions and price disturbances on the Fund's portfolio.

                                  FUND MANAGEMENT


     The Fund's trustees oversee the general conduct of the Fund's business.


INVESTMENT ADVISER


     As of January 1, 1999, AXA Rosenberg Investment Management LLC (the "Adviser") has succeeded Rosenberg Institutional Equity Management ("RIEM") as the Trust's investment adviser. The Adviser is responsible for making investment decisions for the Fund and managing the Fund's other affairs and business, subject to the supervision of the Board of Trustees. The Adviser provides investment advisory services to a number of institutional investors and several mutual funds. As with the Adviser's predecessor RIEM in the past, the Fund will pay the Adviser a management fee for these services equal to 1.90% of its average daily net assets on a quarterly basis. The Adviser will reduce its management fee and bear certain expenses until further notice to limit the Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) to 2.00% of the Fund's average daily net assets.


PORTFOLIO MANAGER


     Management of the Fund's portfolio is overseen by the Adviser's executive officers who are responsible for the design and maintenance of the Adviser's portfolio system, and by a portfolio manager who is responsible for research and monitoring the Fund's characteristic performance against the benchmark and for monitoring cash balances. Barr Rosenberg, the Director of Research of the Adviser and the Chairman of AXA Rosenberg Group LLC, the parent of the Adviser, Kenneth Reid, the Chief Executive Officer of the Adviser, and F. William Jump, Jr., the portfolio manager, are responsible for the day-to-day management of the Fund's portfolio. Dr. Rosenberg and Dr. Reid both have been employed by the Adviser or its predecessor since 1985. Mr. Jump has had numerous responsibilities including trading, applications programming, new product development and portfolio engineering since he joined the Adviser's predecessor in 1990. He received a B.A. from Swarthmore College in 1977 and a M.B.A. from the Wharton School, University of Pennsylvania in 1983.


EXECUTIVE OFFICERS


     The biography of each of the executive officers of the Adviser is set forth below. Kenneth Reid is also a Trustee of the Trust.


     BARR ROSENBERG. Dr. Rosenberg is the Director of Research of the Adviser, Chairman of AXA Rosenberg Group LLC, the parent of the Adviser, and Managing Director of Barr Rosenberg Research Center LLC. As such, he has ultimate responsibility for the Adviser's securities valuation and portfolio optimization systems used to manage the Fund and for the implementation of the decisions developed therein. His area of special concentration is the design of the Adviser's proprietary securities valuation model.

     Dr. Rosenberg earned a B.A. degree from the University of California, Berkeley, in 1963. He earned an M.Sc. from the London School of Economics in 1965, and a Ph.D. from Harvard University, Cambridge, Massachusetts, in 1968. From 1968 until 1983, Dr. Rosenberg was a Professor of Finance, Econometrics, and Economics at the School of Business Administration at the University of California, Berkeley. Concurrently, from 1968 until 1974, Dr. Rosenberg worked as a consultant in applied decision theory in finance, banking and medicine. In 1975, he founded Barr Rosenberg Associates, a financial consulting firm (now known as BARRA) where he was a managing partner, and later chief scientist until his departure in 1986. Dr. Rosenberg, the founder of the Berkeley Program in Finance, has experience in the modeling of complex processes with substantial elements of risk. From 1985 to 1998, he was the founder and Managing General Partner of Rosenberg Institutional Equity Management, the predecessor company to the Adviser.


     KENNETH REID. Dr. Reid is the Chief Executive Officer of the Adviser. His work is focused on the design and estimation of the Adviser's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of the Adviser's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into the Adviser's proprietary valuation and trading systems.


     Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance. From 1986 to 1998, Dr. Reid was a general partner of Rosenberg Institutional Equity Management.


     WILLIAM RICKS. Dr. Ricks is the Chief Investment Officer of the Adviser. His primary responsibilities are the various aspects of the investment process: trading, operations, portfolio engineering, and portfolio construction. He is responsible for the implementation of the investment strategies that are designed by the Research Center.


     Dr. Ricks earned a B.S. from the University of New Orleans, Louisiana and a Ph.D. from the University of California, Berkeley in 1980. He worked as a senior accountant for Ernst & Ernst in New Orleans from 1974 to 1976. He was a financial and managerial accounting instructor at the University of California, Berkeley from 1978 to 1979, after which he was an associate professor of finance and accounting at Duke University until 1989. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management.

INDEPENDENT TRUSTEES


     William F. Sharpe, Nils H. Hakansson and Dwight M. Jaffee are the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser.


     Dr. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures.
Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including PORTFOLIO THEORY AND CAPITAL MARKETS, (McGraw-Hill, 1970), ASSET ALLOCATION TOOLS, (Scientific Press, 1987), FUNDAMENTALS OF INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1995). Dr. Sharpe is a past President of the American Finance Association. He is currently Chairman of Financial Engines Incorporated, an electronic investment advice company. He has also served as consultant to a number of corporations and investment organizations. He is also a member of the Board of Trustees of Smith Breeden Trust, an investment company, and a director at CATS Software and Stanford Management Company. He received the Nobel Prize in Economic Sciences in 1990.


     Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover Fellow at the University of New South Wales in Sydney and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published a number of articles in academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Service Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.


     Professor Jaffee is the Willis H. Booth Professor of Banking and Finance at the Haas School of Business, University of California, Berkeley. He was previously a Professor of Economics at Princeton University for many years, where he served as the Vice Chairman of the faculty. At Berkeley, he serves on a continuing basis as the Co-chairman of the Fisher Center for

Real Estate and Urban Economics and as the Director of the UC Berkeley-St. Petersburg University (Russia) School of Management Program. He has been a Visiting Professor at many Universities around the world, most recently at the University of Aix/Marseille in France and at the European University in Florence Italy. Professor Jaffee has authored 5 books and numerous articles in academic and professional journals. His research has focused on 3 key financial markets: business lending, real estate finance, and catastrophe insurance. His current research is focused on methods for securitizing real estate finance and catastrophe insurance risks, and on the impact of international trade on the U.S. computer industry. He has served on the editorial boards of numerous academic journals, and has been a consultant to a number of U.S. government agencies and to the World Bank. In the past, Professor Jaffee has been a member of the Board of Directors of various financial institutions, including the Federal Home Loan Bank of New York. He is currently a Visiting Scholar at the Federal Reserve Bank of San Francisco.


                            HOW THE FUND PRICES ITS SHARES


     The price of the Fund's shares is based on its net asset value as next determined after receipt of a purchase order. See "Determination of Net Asset Value."


     For purposes of calculating the purchase price of Fund shares, if it does not reject a purchase order, the Trust considers an order received on the day that it receives a check or money order on or before 4:00 p.m., New York Time. If the Trust receives the payment after the deadline, it will base the purchase price of Fund shares on the next determination of net asset value of Fund shares.


     The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when the Adviser believes that suspension or rejection would be in the best interests of the Trust.


     Purchases of the Fund's shares may be made in full or in fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, the Trust will not issue certificates for shares.


DETERMINATION OF NET ASSET VALUE


     The Trust will determine the Fund's net asset value per share once on each day on which the New York Stock Exchange is open. It will make the determination at 4:00 p.m., New York Time. The Fund expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day and Washington's Birthday. The Trust calculates the net asset value per share of the Fund by dividing the total market value of the Fund's assets, less any applicable liabilities, by the number of outstanding shares of the Fund.

     The Trust will value portfolio securities listed on an exchange for which market quotations are available at the last quoted sale price on each business day. The Trust will value any security for which there is no reported sale on a given day at the most recent quoted bid price (for long securities) or at the most recent quoted ask price (for securities sold short). A bid price is that price which a prospective buyer has offered and an ask price is that price which a prospective seller has demanded for a given security. A buyer or seller may "quote" a price even though the sale in question may not actually be consummated. The Trust will value any security which is listed on the NASDAQ National Market and which traded on a particular day at the closing price. The Trust will value any security which is listed on NASDAQ and which does not trade on a particular day at the most recent quoted bid price.


     The Trust takes price information on listed securities from the closing price on the exchange where the security is primarily traded. The Trust values unlisted securities for which market quotations are readily available at the most recent quoted bid price (for long securities) or at the most recent quoted ask price (for securities sold short). The Trust may value debt obligations with sixty days or less remaining until maturity at their amortized cost. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.


                                PURCHASING FUND SHARES


     Only a separate account of an insurance company which participates in Fund investments may purchase shares of the Fund. You may buy shares of the Fund only through your policy or contract with a participating insurance company. You should read this prospectus in conjunction with the prospectus or other disclosure documents of the separate account of the specific insurance product which accompanies this prospectus. The minimum initial investment in the Fund is $1,000, and the minimum subsequent investment in the Fund is $500.


     In conformance with Rule 12b-1 under the 1940 Act, the Trust has adopted a written distribution and service plan. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and for services provided to its shareholders. No payments are currently being made under the plan. However, under the plan, the Fund could pay distribution and service fees at an annual rate not to exceed .25% of the Fund's average daily assets. Because these fees would be paid out of the Fund's assets, over time these fees would increase the cost of your investment and could cost more than paying other types of sales charges.


                                REDEEMING FUND SHARES


     As a shareholder in the Fund, you have the right to ask the Fund at any time to redeem your shares, that is, buy your shares back from you. The Trust will redeem shares at the net asset value next determined after a redemption request is received. See "How the Fund Prices Its

Shares - Determination of Net Asset Value" and the prospectus or other disclosure documents of the separate account of the specific insurance product that accompanies this prospectus. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the Fund at the time of the redemption.


     The Fund reserves the right to redeem in kind. This means that, if the Adviser determines that it would not be in the best interests of the remaining shareholders of the Fund to make a redemption payment in cash, the Fund may pay the redemption price partly or entirely in readily marketable securities held by the Fund. We will value all securities used to redeem Fund shares in accordance with the Fund's procedures for valuation described under "How the Fund Prices Its Shares - Determination of Net Asset Value." The Adviser will select securities to use for redemption of Fund shares in light of the Fund's objective. Those selections generally will not reflect a PRO RATA distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.


     The Trust may suspend the right of redemption and may postpone payment for more than seven days when any of the following occurs: (1) the New York Stock Exchange is closed for other than weekends or holidays (if the rules of the Securities and Exchange Commission permit), (2) trading on the Exchange is restricted, (3) an emergency makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or (4) any other event for which the Securities and Exchange Commission permits delay for the protection of investors.


                                    DISTRIBUTIONS


     The Fund intends to distribute to its insurance company separate accounts as dividends substantially all of its net investment income (which comes from dividends, interest it receives from its investments, and net short-term capital gains). The Fund also intends to distribute substantially all of its net long-term capital gains, if any, after deducting any available capital loss carry-overs. The Fund will declare and pay distributions of its dividends and interest and distribute net short-term capital gains and net long-term gains all on an annual basis unless the Trustees determine that it should do so more frequently where permitted by applicable regulations.


SHAREHOLDER OPTIONS


     The Fund will pay all dividends and distributions in additional Fund shares at net asset value unless an election is made by a particular separate account to receive distributions in cash.


                                        TAXES


     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all other requirements necessary to avoid precipitating federal income taxes on income and gains it distributes to insurance company separate accounts.


     Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situations, including possible foreign, state or local taxes.


     In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.


     Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.


     The above information constitutes a general summary of the federal income tax consequences of investing in the Fund. Please refer to the prospectus or other disclosure documents for your separate account and variable contract for information regarding the federal income tax treatment of variable contracts in general and of distributions to your separate account in particular. See "Income Dividends, Distributions and Tax Status" in the Fund's Statement of Additional Information for more information on taxes.


                   DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES


     The Trust is designed to serve and presently intends to serve as a funding vehicle for insurance company separate accounts associated with variable annuity contracts and variable life insurance policies. This means that participating insurance companies will invest money from separate accounts of various annuity contracts and life insurance policies in the Fund to provide for future benefits. You should consult the prospectus or other disclosure documents issued by the relevant insurance company for more information about a separate account.


     All shares of the Fund have identical voting rights. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and are entitled to receive the net assets of the Fund's portfolio upon liquidation.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders holding a majority of the outstanding shares may remove Trustees by votes cast in person or by proxy at a meeting of shareholders or by written consent.

     In the future, the Trust may offer shares of the Fund directly to qualified pension and profit-sharing plans.


     Although conflicts of interest could arise from the sale of Fund shares to variable annuity contract-owners and variable life insurance policy-owners of affiliated and unaffiliated insurance companies, the Trust currently does not foresee any related disadvantages to policy-owners and contract-owners. This is because the Trust offers its shares to separate accounts of various insurance companies only to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts of interest which may arise. Should such a conflict arise, the Trustees will determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices.


     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.


     Under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the Trust believes that the chance of resulting financial loss for a shareholder is remote since that type of liability may arise only in very limited circumstances.

(Back cover)


     The Fund's statement of additional information ("SAI") dated April 16, 1999 contains additional information about the Fund. It is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund has no performance history because it had not yet begun operations as of the date of this prospectus. You may obtain free copies of the SAI and the Fund's annual and semi-annual reports, request other information about the Fund, or make shareholder inquiries by writing to the Trust at the address below or by telephoning 1-800-447-3332.


     The SAI has been filed with the Commission. You may review and copy information about the Fund, including the SAI, at the Commission's Public
Reference Room in Washington, D.C.   You may call the Commission at
1-800-SEC-0330 for information about the operation of the Public Reference Room. The Commission maintains a World Wide Web site at http://www.sec.gov, which contains reports and other information about the Fund. You may also obtain copies of these materials, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


ADDRESS CORRESPONDENCE TO:
Barr Rosenberg Variable Insurance Trust
P.O. Box 182495
Columbus, Ohio 43219-2495.
1-800-447-3332


Shareholder Services
1-800-447-3332


Additional Information about the Adviser may be found on the World Wide Web at http://www.axarosenberg.com


ADVISER


AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, CA 94563


ADMINISTRATOR, TRANSFER AND DIVIDEND PAYING AGENT


BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219


CUSTODIAN OF ASSETS


Custodial Trust Company

101 Carnegie Center
Princeton, NJ 08540


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105


LEGAL COUNSEL


Ropes & Gray
One International Place
Boston, MA 02110



Investment Company Act File No. 811-08759

                      BARR ROSENBERG VARIABLE INSURANCE TRUST

                       BARR ROSENBERG VIT MARKET NEUTRAL FUND

                        STATEMENT OF ADDITIONAL INFORMATION
                                   APRIL 16, 1999


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to and should be read in conjunction with the prospectus of the Barr Rosenberg VIT Market Neutral Fund of Barr Rosenberg Variable Insurance Trust dated April 16, 1999 (the "Prospectus").
You may obtain a copy of the Prospectus from Barr Rosenberg Variable Insurance Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

                                  TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INVESTMENT STRATEGIES AND RESTRICTIONS . . . . . . . . . . . . . . . . . . . ..3

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . ..6

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . ..8

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . .11

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

TOTAL RETURN CALCULATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .15

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . . . . . .17

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . .19

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . .20

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

                        INVESTMENT STRATEGIES AND RESTRICTIONS

     The investment objective and principal investment strategies of the Barr Rosenberg VIT Market Neutral Fund (the "Fund") of Barr Rosenberg Variable Insurance Trust (the "Trust") are, in the Prospectus, summarized under the heading "Risk/Return Summary" and described in more detail under the heading "Principal Investment Strategies."


     The following is an additional description of certain investment strategies of the Fund.

SHORT SALES

     The Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.


     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any ultimate gain for the Fund will be decreased, and the amount of any ultimate loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

PORTFOLIO TURNOVER

     A change in securities held by the Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions."

NOTICE ON SHAREHOLDER APPROVAL


     Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

INVESTMENT POLICIES AND RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of the Fund, the Trust will not take any of the following actions with respect to the
Fund:

          (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. Such borrowings involve risk because, so long as the loan is outstanding, the lender will be secured by the assets of the Fund and will have first rights to those assets. Short sales and related borrowings of securities are not subject to this restriction.


          (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.) Pledging, hypothecating, mortgaging or otherwise encumbering Fund assets involves risk because the pledgee or mortgagee will have first rights to those assets for the duration of the encumbrance.

          (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

          (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

          (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

          (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

          (7) Concentrate more than 25% of the value of its total assets in any one industry.

          (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or by an exemptive order issued by the Securities and Exchange Commission.

          (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

          (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

          (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

     It is contrary to the present policy of the Fund, which may be changed by the Trustees of the Trust without shareholder approval, to:

          (a) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

          (b) Write, purchase or sell options on particular securities (as opposed to market indices).

          (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

          (d) Make investments for the purpose of exercising control of a company's management.

          (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                   INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The tax status of the Fund and the distributions which it may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a "regulated investment company" and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent the Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.


     If a Fund failed to qualify under Subchapter M as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     Section 817(h) of the Code requires that the investments of a segregated asset account (a "Separate Account") of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies"). The Fund intends to comply with applicable requirements so that the Fund's investments are "adequately diversified" for this purpose. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of an insurance company depositor will be treated as multiple investments. If, however, the Fund is not "adequately diversified" within the meaning of Section 817(h) of the Code, the VA contracts and VLI policies supported by the Fund would not be treated as annuity or life insurance contracts, as the case may be, for any period (or subsequent period) during which the Fund is not "adequately diversified."

     As described in the Prospectus under the heading "Distributions," the Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gains, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net gains from assets held for more than one year over net losses from capital assets held for not more than one year. In order to avoid an excise tax imposed on certain undistributed income, the Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, and (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31.

     Assuming that the Separate Accounts meet the requirements of Section 817, distributions from the Fund will not be subject to federal income tax currently on dividends or distributions from the Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment and on the proceeds from the disposition of the investment; however, this tax can be avoided by making an election to mark such investments to market annually. Other elections may also be available.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. PLEASE REFER TO THE PROSPECTUS OR OTHER DISCLOSURE DOCUMENTS FOR THE SEPARATE ACCOUNTS AND THE VARIABLE CONTRACT FOR INFORMATION REGARDING THE FEDERAL INCOME TAX TREATMENT OF VARIABLE CONTRACTS IN GENERAL AND DISTRIBUTIONS TO THE SEPARATE ACCOUNT IN PARTICULAR. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                              MANAGEMENT OF THE TRUST

     The Trustees of the Trust are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Trust's investment adviser, AXA Rosenberg Investment Management LLC (the "Adviser"), furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Adviser also manages the Fund's other affairs and business.

     The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Barr M. Rosenberg (56)        Director of Research, AXA Rosenberg Investment
Vice President                Management LLC, January 1999 to present; Chairman,
                              AXA Rosenberg Group LLC, January 1999 to present;
                              Director, Barr Rosenberg Research Center LLC,
                              January 1999 to present; Managing General Partner and Chief Investment Officer, Rosenberg
                              Institutional Equity Management, January 1985 to
                              December 1998.


Kenneth Reid* (49)            Chief Executive Officer, AXA Rosenberg Investment
President, Trustee            Management LLC, January 1999 to present; General
                              Partner and Director of Research, Rosenberg
                              Institutional Equity Management, June 1986 to
                              December 1998.


Marlis S. Fritz (49)          Global Marketing Director, AXA Rosenberg
Vice President                Group LLC, January 1999 to present;
                              General Partner and Director of Marketing,
                              Rosenberg Institutional Equity Management, April
                              1985 to December 1998.

Nils H. Hakansson (61)        Sylvan C. Coleman Professor of Finance and
Trustee                       Accounting, Haas School of Business, University of
                              California, Berkeley, June 1969 to present;
                              Director, Supershare

                              Services Corporation (investment management), Los Angeles, California, November 1989 to 1995.

William F. Sharpe (64)        STANCO 25 Professor of Finance, Stanford Trustee
                              University, September 1995 to present; Professor of Finance, Stanford University, September 1992 to
                              September 1995; Timken Professor Emeritus of
                              Finance, Stanford University, September 1989 to
                              September 1992; Timken Professor of Finance,
                              Stanford University, September 1970 to September
                              1989; Chairman, Financial Engines Incorporated,
                              Los Altos, California (electronic investment advice), March 1996 to present.


Dwight M. Jaffee (55)         Professor of Finance and Real Estate, Haas School
Trustee                       of Business, University of California, Berkeley,
                              California, July 1991 to present.


Po-Len Hew (32)               Director of Finance, AXA Rosenberg Global Services
Treasurer                     LLC, January 1999 to present; Chief Financial
                              Officer, Rosenberg Institutional Equity
                              Management, April 1994 to December 1998;
                              Accounting Manager, Rosenberg Institutional Equity
                              Management, October 1989 to December 1998.


Sara Ronan (39)               Global Services Coordinator and Paralegal, AXA
Clerk                         Rosenberg Global Services LLC, January 1999 to
                              present; Paralegal, Rosenberg Institutional Equity
                              Management, September 1997 to December 1998;
                              Director of Marketing, MIG Realty Advisors,
                              January 1996 to September 1997; Vice President,
                              Liquidity Financial Advisors, May, 1985 to January
                              1996.


Edward H. Lyman (55)          Chief Operating Officer, AXA Rosenberg Group LLC,
Vice President                January 1999 to present; Chief Executive Officer,
                              AXA Rosenberg Global Services LLC, January 1999 to present; Executive Vice President, Barr Rosenberg
                              Investment Management, Inc. and General Counsel to the Rosenberg Group of companies, 1990 to present.


Richard L. Saalfeld (55)      President and Chief Executive Officer, Barr
President                     Rosenberg Mutual Funds, January 1999 to present;
                              President and Chief Executive Officer of mutual fund unit of Rosenberg Institutional Equity
                              Management, June 1996 to December

                              1998; Consultant to Rosenberg Institutional Equity Management, September 1995 to May 1996; Chairman and Chief Executive Officer of CoreLink Resources, Inc. (mutual fund marketing organization), Concord, California, April 1993 to August 1995; Consultant, December 1992 to March 1993.


Harold L. Arbit (51)          Managing Director, Barr Rosenberg Mutual Funds,
Vice President                January 1999 to present; Vice President and
                              Partner, Rosenberg Alpha L.P., 1984 to present.


F. William Jump, Jr. (42)     Strategy Engineer, AXA Rosenberg Investment
Vice President                Management, LLC, January 1999 to present;
                              Portfolio Engineer, Rosenberg Institutional Equity
                              Management, August 1990 to December 1998.

---------------------

* Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust or the Adviser.


     The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Variable Insurance Trust, 3435 Stelzer Road, Columbus, OH 43219.

     The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

     The Trust pays the Trustees other than those who are interested persons of the Trust or Adviser an annual fee of $7590 plus $825 per Fund for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Adviser. The following table sets forth information concerning the estimated total compensation paid to each of the Trustees who are not interested persons of the Trust or Adviser in the year ended March 31, 2000:

                                  COMPENSATION TABLE

                                                    (3)                                     (5)
                             (2)           PENSION OR RETIREMENT         (4)          ESTIMATED TOTAL
         (1)          ESTIMATED AGGREGATE     BENEFITS ACCRUED     ESTIMATED ANNUAL     COMPENSATION
   NAME OF PERSON,       COMPENSATION           AS PART OF             BENEFITS        FROM FUND AND
      POSITION           FROM FUND (a)        TRUST EXPENSES       UPON RETIREMENT    FUND COMPLEX (a)
      --------           ---------            --------------       ---------------    ------------
 Nils H. Hakansson        $11,715.00                $0                    $0             $82,005.00
 Trustee

 William F. Sharpe        $11,715.00                $0                    $0             $82,005.00
 Trustee

 Dwight M. Jaffee         $11,715.00                $0                    $0             $82,005.00
 Trustee


(a) Estimated compensation payable to the independent Trustees for service during the current fiscal year. The figures in column (2) "Estimated Aggregate Compensation from Fund" represent the amounts estimated to be paid to the Trustees as compensation from the Fund during the fiscal year ending on March 31, 2000. The figures in column (5) "Estimated Total Compensation From Fund and Fund Complex" represent the amounts paid to the Trustees as compensation from the fund complex of seven funds during the fiscal year ending on March 31, 2000.


     Messrs. Rosenberg, Reid, Arbit, Lyman, Saalfeld and Jump and Ms. Fritz, Ronan and Hew, each being an officer or employee of the Adviser or its affiliates, will each benefit from the management fees paid by the Trust to the Adviser, but receive no direct compensation from the Trust.

                       INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACT

     As disclosed in the Prospectus under the heading "Management of the Trust," under a management contract (the "Management Contract") between the Trust, on behalf of the Fund, and the Adviser, subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Adviser will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Adviser furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Adviser.

     As disclosed in the Prospectus, the Fund has agreed to pay the Adviser a quarterly management fee at the annual percentage rate of the Fund's average daily net assets set forth in the Prospectus. The Adviser has informed the Trust that it will voluntarily waive some or all of its management fees under the Management Contract and, if necessary, will bear certain expenses of the Fund until further notice so that the Fund's total annual operating expenses (exclusive of nonrecurring account fees, and extraordinary expenses and dividends and interest paid on securities sold short) will not exceed the percentage of the Fund's average daily net assets set forth in the Prospectus. In addition, the Adviser's compensation under the Management Contract is subject to reduction to the extent that in any year the expenses of the Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution expenses paid by a class of shares of the Fund pursuant to a distribution plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.


     The Management Contract provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.


     The Management Contract will continue in effect for a period no more than one year from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Adviser or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Adviser. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Adviser to the Trust.


     The Manager is wholly owned by Axa Rosenberg Group LLC, a holding company for the AXA Rosenberg businesses. Axa Rosenberg Group LLC is contractually controlled by AXA-IM Rose Inc, a holding company. AXA-IM Rose Inc. is wholly owned by AXA-IM Holdings U.S. Inc., a U.S. intermediate holding company. AXA-IM Holdings U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French holding company for the AXA investment management businesses, which, in turn, is owned, collectively, by AXA Assurances IARD, S.A., a French property and casualty insurance company, and AXA-UAP, a French holding company. AXA Assurances IARD, S.A. is owned, collectively, by AXA France Assurance, a French insurance holding company, and UAP Incendie Accidents, a French casualty and insurance company, each of which, in turn, is wholly owned by AXA-UAP. Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of ("Controls") AXA-UAP. Mutuelles Axa, a group of four French mutual insurance companies, one of which Controls Finaxa, acting as a group, Control both AXA-UAP and Finaxa. Each of these entities may be deemed a controlling person of the Manager.

     As discussed in this Statement of Additional Information under the heading "Management of the Trust," Kenneth Reid is a Trustee of the Trust and the Chief Executive Officer of the Manager; Barr M. Rosenberg is a Vice President of the Trust and the Director of Research of the Manager. Dr. Rosenberg, Dr. Reid and Marlis S. Fritz, the former general partners of RIEM, may be deemed to be controlling persons of the Manager as a result of their interest in AXA Rosenberg Group LLC, the parent of the Manager.


ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Administration Agreement with BISYS Fund Services (the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Fund's operations. For these services, the Fund Accountant is entitled to receive an annual fee of $30,000.

DISTRIBUTION AND SERVICE PLAN

     Solely for the purpose of compensating for services and expenses primarily intended to result in the sale of Fund shares, such shares are subject to an annual Distribution and Service Fee of up to 0.25% of the average daily net assets of the Fund in accordance with a Distribution and Service Plan (the "Distribution and Service Plan") adopted by the Trust pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Fund may reimburse include, but are not limited to, the development and implementation of direct mail promotions and advertising for the Fund, the preparation, printing and distribution of prospectuses for the Fund to recipients other than existing shareholders, and contracting with one or more wholesalers of the Fund's shares. The Distribution and Service Plan is of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the fees' recipient or recipients in their periodic review of the Distribution and Service Plan, the fees are payable to compensate the recipient or recipients for services rendered even if the amount paid exceeds the expenses of the recipient or recipients. No payments currently are being made under the plan. It is anticipated that, to the extent that the Fund pays Distribution and Service Fees, those payments will encourage sales of Fund shares, which will increase the Fund's net asset value, resulting in lower expenses per share.

CUSTODIAL ARRANGEMENTS

     Custodial Trust Company ("CTC"), Princeton, NJ 08540, is the Trust's custodian. As such, CTC holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, CTC receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

INDEPENDENT ACCOUNTANTS

     The Trust's independent accountants are PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.


TRANSFER AND DIVIDEND-PAYING AGENT

     The Trust's administrator and transfer and dividend-paying agent is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219.

                               PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

     The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Adviser even though it could also have been purchased or sold for other clients at the same time.


     Likewise, a particular security may be purchased on behalf of one or more clients when the Adviser is selling the same security on behalf of one or more other clients. In some instances, therefore, the Adviser, acting for one client, may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected prorata on the basis of cash available or other equitable basis so as to avoid any one account being preferred over any other account.

BROKERAGE AND RESEARCH SERVICES


     Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of the Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer.
Most of the foregoing are judgmental considerations.


     Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.


     Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Adviser will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser uses such research in servicing other clients as well as the Trust.


     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in that Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

                              TOTAL RETURN CALCULATIONS

     The Fund computes its average annual total return by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class, according to the following formula:

                            P(1 + T) TO THE POWER OF n = ERV

     Where:

T    =    Average annual total return

ERV  =    Ending redeemable value of a hypothetical $1,000 payment made at the beginning of a period at the end of such period

P    =    A hypothetical initial payment of $1,000

n    =    Number of years

     The calculation of average annual total return assumes that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for the Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses.

PERFORMANCE COMPARISONS

     Investors may judge the performance of the Fund by comparing it to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Fund may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles
(such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various investment products, which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in the Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                  DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     The Trust is a diversified open-end management investment company and was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 2, 1998.


     A copy of the Trust's Agreement and Declaration of Trust dated March 1, 1998, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March
31. The Trust changed its name to "Barr Rosenberg Variable Insurance Trust" from "Barr Rosenberg Variable Trust" on March 27, 1998.


     Interests in the Trust's portfolios are currently represented by shares of one series, the Barr Rosenberg VIT Market Neutral Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to shares of the Barr Rosenberg VIT Market Neutral Fund are described in the Prospectus.


     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Interests in the Fund are represented by shares of the Fund. The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of Fund shares into various sub-series of shares with such preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust, or terminate a series of the Trust.


     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. All shares of the Fund represent interests in the assets of the Fund and have identical dividend, liquidation and other rights and the same terms and conditions.

     Because Rosenberg Institutional Equity Management, the predecessor of the Adviser, provided the initial capital for the Fund, the Adviser may be deemed to control the Fund because it beneficially owns more than 25% the Fund's shares. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of the Adviser, and it may be possible for such matters to be approved by the Adviser without the affirmative vote of any other shareholder.

VOTING RIGHTS

     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund is unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. In addition, the Adviser has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

     The officers and trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Trust.

                          DETERMINATION OF NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of the Fund is determined as of 4:00 p.m., New York Time on each day on which the New York Stock Exchange is open for trading.

     The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Independence Day (observed), Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday and Memorial Day.

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                         PURCHASE AND REDEMPTION OF SHARES


     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are described in the Prospectus.

                                 FINANCIAL STATEMENTS


     The financial statement in this Statement of Additional Information has been audited by PricewaterhouseCoopers LLP, independent accountants, and has been so included in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.




                        Barr Rosenberg VIT Market Neutral Fund
                         Statement of Assets and Liabilities
                                  November 16, 1998
ASSETS:
Cash                                                               $  100,000
     Total Assets                                                     100,000

LIABILITIES:
                                                                       -
                                                                   ----------
NET ASSETS:                                                        $  100,000
                                                                   ----------
                                                                   ----------
NET ASSETS CONSIST OF:
     Capital                                                       $  100,000
                                                                   ----------
                                                                   ----------

                                                                   ----------
NET ASSETS:                                                        $  100,000
                                                                   ----------
                                                                   ----------

                                                                   ----------
SHARES OUTSTANDING:                                                $   10,000
                                                                   ----------
                                                                   ----------

NET ASSET VALUE:
     Offering and redemption price per share                       $    10.00
                                                                   ----------
                                                                   ----------

See notes to Statement of Assets and Liabilities.

                        BARR ROSENBERG VIT MARKET NEUTRAL FUND
                     NOTES TO STATEMENT OF ASSETS AND LIABILITIES
                                  November 16, 1998

1.   ORGANIZATION

     The Barr Rosenberg Variable Insurance Trust (the "Trust") was organized as a Massachusetts business trust on March 1, 1998. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). There are an unlimited number of authorized units of beneficial interest ("shares") of the Trust which may be divided into an unlimited number of series of shares. Currently, there is one series; the Barr Rosenberg VIT Market Neutral Fund (the "Fund").

     The objective of the Fund is to seek long term capital appreciation, while maintaining minimal exposure to general equity market risk. The Fund seeks to achieve its objective by taking long positions in stocks principally traded in the markets of the United States that Rosenberg Institutional Equity Management (the "Manager") has identified as undervalued and short positions in such stocks that the Manager has identified as overvalued.

2.   SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION EXPENSE. All costs incurred by the Trust in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, were paid on behalf of the Trust by the Manager.

     FEDERAL INCOME TAXES: The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

     USE OF ESTIMATES: Estimates and assumptions are required to be made regarding assets and liabilities when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

3.   RELATED PARTY TRANSACTIONS

     Rosenberg Institutional Equity Management (the "Manager") will serve as the investment adviser of the Fund. Under the terms of an investment advisory agreement between the Trust and the Manager , the Manager will be entitled to receive fees based on a percentage of the average net assets of the Fund. The Fund will pay the Manager an annual rate of 1.90% of the Fund's average daily net assets. The Manager has undertaken to waive its management fee and bear certain expenses in order to limit the total annual operating expenses to 2.00% of the Funds average daily net assets.

     As part of the Fund's organization the Fund has issued in a private placement 10,000 shares of beneficial interest to the Manager at $10.00 a share.

     BISYS Fund Services Ohio, Inc. ("BISYS"), a wholly-owned subsidiary of The BISYS Group, Inc., will serve as the administrator for the Fund. BISYS Fund Services Ohio, Inc. will serve as transfer agent for and provide fund accounting services to the Trust.

     Certain officers of the Trust are affiliated with the Manager or BISYS. Such persons are not paid directly by the Trust for serving in those capacities.

                          REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Trustees of
Barr Rosenberg VIT Market Neutral Fund

In our opinion, the accompanying statement of assets and liabilities present fairly, in all material respects, the financial position of Barr Rosenberg VIT Market Neutral Fund (the "Fund") at November 16, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
San Francisco, California
November 16, 1998

                                       PART C.
                                 OTHER INFORMATION --
                   THE BARR ROSENBERG VIT MARKET NEUTRAL FUND ONLY


ITEM 23.  EXHIBITS.

     (a) (1) Agreement and Declaration of Trust of the Registrant -- incorporated by reference to the Registration Statement filed on April 20, 1998;

          (2) Amendment No. 1 to Agreement and Declaration of Trust of the Registrant -- incorporated by reference to the Registration Statement filed on April 20, 1998;

     (b) By-Laws of the Registrant --incorporated by reference to the Registration Statement filed on April 20, 1998;

     (c)  None;

     (d) Management Contract between the Registrant on behalf of its Barr Rosenberg VIT Market Neutral Fund and AXA Rosenberg Investment Management LLC - incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on
          February 16, 1999;

     (e)  None;

     (f)  None;

     (g) (1) Custody Agreement between the Registrant and Custodial Trust Company -- filed herewith;


          (2) Special Custody Account Agreement among the Registrant, Custodial Trust Company and Bear, Stearns Securities Corp. -- filed herewith;

     (h) (1) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 30, 1998;

          (2) Notification of Expense Limitation by AXA Rosenberg Investment Management LLC to the Barr Rosenberg VIT Market Neutral Fund -- incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on February 16, 1999;

          (3) Fund Administration Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 30, 1998;

          (4) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 30, 1998;

     (i) Opinion of Ropes & Gray -- incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on October 30, 1998;

     (j)       Consent of PricewaterhouseCoopers LLP -- filed herewith;

     (k)       None;

     (l) Investment letter regarding initial capital --incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on October 30, 1998;

     (m) Distribution and Service Plan of the Registrant -- filed herewith;

     (n)       Not Applicable;

     (o)       Not Applicable;

     (p)       (i)       Power of Attorney of Po-Len Hew --incorporated by
                         reference to the Registration Statement filed on April
                         20, 1998;

               (ii) Power of Attorney of Nils H. Hakansson -- incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 30, 1998

               (iii) Power of Attorney of William F. Sharpe -- incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 30, 1998;

               (iv) Power of Attorney of Dwight M. Jaffee -- incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on February 16, 1999;

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

          The Board of Trustees of Registrant is substantially similar to the Board of Trustees of other Funds advised by AXA Rosenberg Investment Management LLC. In addition, the officers of these Funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other Funds since the power residing in the respective boards and officers arises as the result of an official position with the respective Funds.

ITEM 25.  INDEMNIFICATION.

     (a)  Indemnification

          Article VIII of the Registrant's Agreement and Declaration of Trust reads as follows (referring to the Registrant as the "Trust"):

                                     ARTICLE VIII
                                   Indemnification

               SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

               SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term

          "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

               SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular Series of Shares of which he or she is or was a Shareholder.

                                      * * * * *

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (b)  Insurance

          The Trust maintains Professional Liability Insurance for each of its directors and officers. The Trust's policy is carried by the American International Specialty Lines Insurance Company and insures each director and officer against professional liability for decisions made in connection with the Trust, to the extent permitted by the 1940 Act, up to a maximum of $3,000,000.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     AXA Rosenberg Investment Management LLC (the "Adviser") was organized as a limited liability company under the laws of the State of Delaware in 1998, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager provides investment advisory services to a substantial number of institutional investors and to the six series of Barr Rosenberg Series Trust, an open-end management investment company.


     Set forth below are the substantial business engagements during at least the past two fiscal years of each director or officer of the Adviser:



Name and Position with Adviser          Business and Other Connections

------------------------------          ------------------------------
Barr M. Rosenberg                       General Partner, Rosenberg Alpha L.P.
Director of Research                    (formerly RBR Partners (limited partner
                                        of Manager)), 12 El Sueno, Orinda,
                                        California, December 1984 to present;
                                        Chairman of the Board, Rosenberg
                                        Management Company S.A., 2 Place Winston
                                        Churchill, L-1340 Luxembourg, April 1989 to present; Chairman of the Board, Rosenberg U.S. Japan Management Company
                                        S.A., 2 Place Winston Churchill, L-1340
                                        Luxembourg, July 1989 to present.
                                        Chairman of the Board, Rosenberg Global
                                        Management Company, S.A., 2 Place
                                        Winston Churchill, L-1340 Luxemburg,
                                        April 1990 to present; Director and
                                        Chairman of the Board, Rosenberg Nomura
                                        Asset Management Company, Ltd., Dai-Ichi
                                        Edobashi Bldg., 1-11-1 Nihonbashi
                                        Chuo-Ku, Tokyo 103, Japan; Chairman of
                                        the Board and Director of Barr Rosenberg
                                        Investment Management, Inc., 4 Orinda
                                        Way, Orinda, California, February 1990
                                        to present.  Chairman, Barr Rosenberg
                                        European Management, Ltd., 9A Devonshire

                                        Square, London EC2M 4LY, United Kingdom,
                                        March 1990 to present. Chairman, AXA
                                        Rosenberg Group LLC, January 1999 to
                                        present; Director, Barr Rosenberg
                                        Research Center LLC, January 1999 to
                                        present; Managing General Partner
                                        and Chief Investment Officer, Rosenberg
                                        Institutional Equity Management, January
                                        1985 to December 1998.


Kenneth Reid                            Director, Barr Rosenberg Investment
Chief Executive Officer                 Management, Inc., 4 Orinda Way, Orinda,
                                        California, February 1990 to present;
                                        General Partner and Director of
                                        Research, Rosenberg Institutional Equity
                                        Management, June 1986 to December 1998.


William Ricks                           Director of Accounting Research,
Chief Investment Adviser                Portfolio Engineer and Research
                                        Associate, Rosenberg Institutional
                                        Equity Management, 1989 to 1998.


Cecelia Baron                           Marketing Director, Rosenberg
Marketing Director                      Institutional Equity Management, 1993 to
                                        1998; Vice president and Manager of
                                        Business Development, Fischer Francis
                                        Trees & Watts, New York, 1985 to 1993.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     The account books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:


1)   Barr Rosenberg Variable Insurance Trust
     3435 Stelzer Road
     Columbus, Ohio  43219
     Rule 31a-1 (b)(1),(2),(3), (4), (5), (6), (7), (8), (9), (10), (11)
     Rule 31a-2 (a)


2)   AXA Rosenberg Investment Management LLC
     Four Orinda Way
     Building E
     Orinda, CA  94563
     Rule 31a-1 (f)
     Rule 31a-2 (e)

ITEM 29.  MANAGEMENT SERVICES.

     None.

ITEM 30.  UNDERTAKINGS.

     The Registrant undertakes to comply with the last three paragraphs of
Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Trust.

                                        NOTICE

   A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding for any of the trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Orinda, and the State of California, on the 15th day of April, 1999.

                                        BARR ROSENBERG VARIABLE INSURANCE
                                        TRUST

                                        By:     KENNETH REID
                                           -------------------------------------
                                                Kenneth Reid
                                                President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated and on the 15th day of April, 1999.


     SIGNATURE                           TITLE                        DATE
     ---------                           -----                        ----

      KENNETH REID                President and Trustee           April 15, 1999
  ----------------           (principal executive officer)
      Kenneth Reid

    Po-Len Hew*                        Treasurer                  April 15, 1999
------------------------       (principal financial and
    Po-Len Hew                    accounting officer)

    William F. Sharpe*                  Trustee                   April 15, 1999
------------------------
    William F. Sharpe

    Nils H. Hakansson*                  Trustee                   April 15, 1999
------------------------
    Nils H. Hakansson

    Dwight M. Jaffee*                   Trustee                   April 15, 1999
------------------------
    Dwight M. Jaffee


                             *By:     KENNETH REID
                                 ----------------------
                                      Kenneth Reid
                                      Attorney-in-Fact

                                  Date: April 15, 1999

                                    EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION
-----------                               -----------



23(g)(1)                           Custody Agreement between the Registrant
                                       and Custodial Trust Company

23(g)(2)                           Special Custody Account Agreement among
                                       the Registrant, Custodial Trust Company
                                       and Bear, Stearns Securities Corp.

23(j)                              Consent of PricewaterhouseCoopers LLP

23(m)                              Distribution and Service Plan